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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   September 1, 2001
                                                         -----------------

                              Wachovia Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     North Carolina                   1-10000                   56-0898180
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)               File Number)            Identification No.)

      One First Union Center
      Charlotte, North Carolina                                 28288-0013
      ----------------------------------------------------------------------
      Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code   (704) 374-6565
                                                          -----------------

                             First Union Corporation
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 2. Acquisition or Disposition of Assets.

     On September 1, 2001, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of April 15, 2001 (as amended and restated and otherwise amended or modified, the "Merger Agreement"), between Wachovia Corporation ("Former Wachovia") and First Union Corporation ("First Union"), Former Wachovia merged with and into First Union (the "Merger"). In connection with the Merger, First Union changed its name to "Wachovia Corporation" (the "Corporation"). As a result of the Merger, each outstanding share of Former Wachovia common stock was converted into (i) 2.0 shares of the Corporation's common stock, and (ii) the right to receive, at the election of the holder, either $0.48 in cash or 2.0 Dividend Equalization Preferred Shares of the Corporation. The Merger will be accounted for as a purchase under generally accepted accounting principles.

     The Joint Proxy Statement/Prospectus, dated June 27, 2001 (the "Joint Proxy Statement/Prospectus"), included in First Union's Registration Statement on Form S-4 (Registration No. 333-59616, the "Registration Statement"), sets forth certain additional information regarding the Merger, First Union, Former Wachovia and the Corporation, including, without limitation, certain information with respect to the assets involved in the Merger, the nature of certain relationships between Former Wachovia and the Corporation and certain officers and directors of the Corporation, the nature of Former Wachovia's business, the Corporation's intended use of the assets acquired in the Merger and certain changes to the Corporation's articles of incorporation and by-laws. In connection with the Merger, the board of directors of the Corporation was reconstituted to include 9 former directors of First Union and 9 former directors of Former Wachovia.

     A copy of the news releases announcing the completion of the Merger and the names of the members of the board of directors of the Corporation are attached hereto as Exhibits 99(a) and 99(b), respectively, and are incorporated into this
Item 2 by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.
          --------------------------------------------

     1. The audited consolidated statements of condition of Former Wachovia and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the related notes and report of independent auditors thereto (collectively, the "Audited Financial Information") (incorporated by reference to Exhibit (99) of First Union's Current Report on Form 8-K dated August 30, 2001).

     2. The unaudited consolidated statements of condition of Former Wachovia and subsidiaries as of June 30, 2001, December 31, 2000 and June 30, 2000, the unaudited consolidated statements of income for the three and six months ended June
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           30, 2001 and June 30, 2000, and the unaudited consolidated statements of shareholders' equity and cash flows for the six months ended June 30, 2001 and June 30, 2000, and the related notes thereto (collectively, the "Unaudited Financial Information").

     (b)   Pro Forma Financial Information.
           -------------------------------

     1. First Union and Former Wachovia unaudited pro forma combined condensed balance sheet as of June 30, 2001, and the unaudited pro forma combined condensed statement of income for the six months ended June 30, 2001 and for the year ended December 31, 2000, and the related notes to the unaudited pro forma condensed combined financial information (collectively, the "Pro Forma Financial Information").

     (c)   Exhibits.
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     2     The Merger Agreement (incorporated by reference to Appendix A to the
           Joint Proxy Statement/Prospectus contained in the Registration Statement and to Exhibit 2.1 to First Union's Current Report on Form 8-K dated July 23, 2001).

     23    Consent of Ernst & Young LLP.

     99(a) The news release announcing completion of the Merger.

     99(b) The news release announcing the Board of Directors of the Corporation.

     99(c) The Audited Financial Information (incorporated by reference to
           Exhibit (99) of First Union's Current Report on Form 8-K dated August 30, 2001).

     99(d) The Unaudited Financial Information.

     99(e) The Pro Forma Financial Information.


           *                         *                                  *

     This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements with respect to the Corporation, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Corporation, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and the accretion to reported earnings that may be realized from the Merger, (ii) statements regarding certain of the Corporation's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance,
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including statements relating to estimates of credit quality trends, and (iii)
statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Corporation's control). The following factors, among others, could cause the Corporation's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and the Former Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the strength of the United States economy in general and the strength of the local economies in which the Corporation conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the Corporation's loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;
(7) inflation, interest rate, market and monetary fluctuations; (8) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Corporation's capital markets and capital management activities, including, without limitation, its mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (9) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (10) the willingness of customers to accept third party products marketed by the Corporation; (11) the willingness of customers to substitute competitors' products and services for the Corporation's products and services and vice versa; (12) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (13) technological changes; (14) changes in consumer spending and saving habits; (15) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other charges related thereto; (16) the growth and profitability of the Corporation's noninterest or fee income being less than expected; (17) unanticipated regulatory or judicial proceedings; (18) the impact of changes in accounting policies by the Securities and Exchange Commission;
(19) adverse changes in the financial performance and/or condition of the Corporation's borrowers which could impact the repayment of such borrowers' outstanding loans; and (20) the success of the Corporation at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the Corporation with the Securities and Exchange Commission.

     The Corporation cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Merger or other matters
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and attributable to the Corporation or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Corporation does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WACHOVIA CORPORATION


      Date: September 6, 2001          By:  /s/ Robert P. Kelly
                                            ------------------------------------
                                            Name:  Robert P. Kelly
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer
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                                  Exhibit Index


Exhibit No.                  Description
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     2         The Merger Agreement (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus contained in the Registration Statement and to Exhibit 2.1 to First Union's Current Report on Form 8-K dated July 23, 2001).

     23        Consent of Ernst & Young LLP.

     99(a)     The news release announcing completion of the Merger.

     99(b) The news release announcing the Board of Directors of the Corporation.

     99(c) The Audited Financial Information (incorporated by reference to Exhibit (99) of First Union's Current Report on Form 8-K dated August 30, 2001).

     99(d)     The Unaudited Financial Information.

     99(e)     The Pro Forma Financial Information.